IMPORTANT NOTICE TO ALL SHAREHOLDERS
LocalShares Investment Trust (the “Trust”)

Nashville Area ETF

Supplement dated April 29, 2015 to the Trust’s Statement of Additional Information dated August 31, 2014.

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE TRUST’S STATEMENT OF ADDITIONAL INFORMATION.

The following is added after the third paragraph of the section titled “GENERAL RISK” on page 2:
Investments in master limited partnership (“MLP”) units involve risks that differ from investments in common stock, including tax risks, limited shareholder voting rights, limited rights to elect management, and possible conflicts between the general partner and the partnership. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income each taxable year from certain qualifying sources, such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Certain MLP securities may trade in lower volumes and accordingly may be subject to increased volatility. Such lack of liquidity and increased volatility may limit the Fund’s ability to effect sales at an advantageous time or without a substantial drop in price. Generally, distributions received by the Fund from an MLP may be treated as a return of capital, and the Fund’s basis in the MLP units may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon sale. Any change in tax law or change in the business of an MLP could result in an MLP being taxed as a corporation, which could reduce the value of the Fund’s investment.
The section titled “DESCRIPTION OF THE LOCALSHARES NASHVILLE INDEX – Component Selection Criteria” on page 4 is deleted and replaced with the following:
Component Selection Criteria. The LocalShares Nashville Index is comprised of equity securities that meet the following eligibility requirements for inclusion initially, as well as on each quarterly rebalancing.
1.	Listing on the NYSE, AMEX or NASDAQ Global Market;
2.	Corporate headquarters based in the Nashville, Tennessee region, which is defined as Davidson county (the county where Nashville is located) and all counties contiguous to Davidson county (i.e., Robertson, Sumner, Wilson, Rutherford, Williamson, and Cheatham counties);
3.	Market capitalization of at least $100 million during the 25 days preceding the Screening Date; and
4.	Average daily volume of stock traded exceeding 50,000 shares for the preceding three months.
The equity securities in the LocalShares Nashville Index may include common stocks and MLP units. Certain types of securities (such as preferred stock, business development companies, and investment companies) are excluded. Companies not in compliance with applicable regulatory filings will also be excluded.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE TRUST’S
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.